Exhibit 99.1

Wells Fargo Energy Symposium December 6-7, 2016

© Copyright 2016 Buckeye Partners, L.P. 2 This presentation contains “forward-looking statements” that we believe to be reasonable as of the date of this presentation. These statements, which include any statement that does not relate strictly to historical facts, use terms such as “anticipate,” “assume,” “believe,” “estimate,” “expect,” “forecast,” “intend,” “plan,” “position,” “potential,” “predict,” “project,” or “strategy” or the negative connotation or other variations of such terms or other similar terminology. In particular, statements, expressed or implied, regarding future results of operations or ability to generate sales, income or cash flow, to make acquisitions, or to make distributions to unitholders are forward-looking statements. These forward-looking statements are based on management’s current plans, expectations, estimates, assumptions and beliefs concerning future events impacting Buckeye Partners, L.P. (the “Partnership”, “Buckeye” or “BPL”) and therefore involve a number of risks and uncertainties, many of which are beyond management’s control. Although the Partnership believes that its expectations stated in this presentation are based on reasonable assumptions, actual results may differ materially from those expressed or implied in the forward-looking statements. The factors listed in the “Risk Factors” sections of, as well as any other cautionary language in, the Partnership’s public filings with the Securities and Exchange Commission, provide examples of risks, uncertainties and events that may cause the Partnership’s actual results to differ materially from the expectations it describes in its forward-looking statements. Each forward-looking statement speaks only as of the date of this presentation, and the Partnership undertakes no obligation to update or revise any forward-looking statement. Our pending VTTI Acquisition may not be consummated. Our pending acquisition of 50% of the outstanding share capital of VIP Holding B.V., which owns all of the outstanding share capital of VTTI B.V. (“VTTI”) from VIP Terminals Finance B.V. (the “VTTI Acquisition”) is subject to closing conditions and certain regulatory approvals, including the expiration of any waiting periods under the Hart-Scott-Rodino Act, as amended. If these conditions are not satisfied or waived, the VTTI Acquisition will not be consummated. If the closing of the VTTI Acquisition is substantially delayed or does not occur at all, or if the terms of the VTTI Acquisition are required to be modified substantially due to regulatory concerns, we may not realize the anticipated benefits of the VTTI Acquisition fully or at all. LEGAL NOTICE / FORWARD-LOOKING STATEMENTS

Last twelve months through September 30, 2016. See Non-GAAP Reconciliations at end of presentation. Last twelve months relative performance from October 1, 2015 through September 30, 2016. As of November 30, 2016. ORGANIZATIONAL OVERVIEW Domestic Pipelines & Terminals One of the largest independent liquid petroleum products pipeline operators in the United States with pipelines located primarily in the Northeast and Midwest and liquid petroleum products terminals located throughout the United States Global Marine Terminals One of the largest integrated networks of marine terminals located primarily in the East Coast and Gulf Coast regions of the United States and in the Caribbean Merchant Services Markets liquid petroleum products in areas served by Domestic Pipelines & Terminals and Global Marine Terminals Buckeye owns and operates a diversified network of integrated assets providing midstream logistic solutions generating stable and consistent cash flows LTM Adjusted EBITDA(1) - $1.017 billion Market and Financial Highlights BPL LTM Unit Performance Relative to Alerian(2) © Copyright 2016 Buckeye Partners, L.P. 3 -40.0% -30.0% -20.0% -10.0% 0.0% 10.0% 20.0% BPL: 13.6% AMZ: -0.1% Market Data (3) Unit Price $64.34 Market Capitalization $9 billion Yield 7.6% Financial Data (1) Adjusted EBITDA $1.0 billion Distribution per Unit (Annualized) $4.90 Distribution Coverage Ratio 1.16x Debt to Adjusted EBITDA Ratio 3.98x

Buckeye has entered into a definitive agreement to acquire 50% of the equity interest in VTTI B.V. (“VTTI”) from Vitol for $1.15 billion VTTI, based in the Netherlands, is an independent provider of storage and terminalling services for refined products, LPG and crude oil VTTI owns 13 terminals in 12 countries on five continents with a total gross storage capacity of more than 54MMBbls(1) 6 terminals owned both directly and indirectly via VTTI Energy Partners LP, a publicly-traded limited partnership formed in 2014 Focused on international terminal investments in key global energy hubs and in locations where product flows are increasing 100% of VTTI revenue is fee-based with no direct commodity price exposure Not dependent on absolute oil price levels or drilling economics to support growth © Copyright 2016 Buckeye Partners, L.P. 4 Includes 0.8MMBbls currently under development in Cape Town, South Africa expected to be placed into service first half of 2017. Transaction Overview VTTI B.V. ACQUISITION OVERVIEW Coastal assets with deepwater draft at international hub locations Easy and proximate access to demand markets and supply centers Assets built with traders in mind, emphasizing optionality and flexibility Asset Highlights High level of customer service, with a focus on providing tailor-made solutions Multiple modes of connectivity Equipped with advanced infrastructure Strong environmental and safety track record with safety-oriented operational philosophy and culture VTTI B.V. Public (LP Interests) VTTI MLP Partners B.V. 100% 50% 52% LP VTTI MLP B.V. (VTTI Operating) 6 Terminals 35.7MMBbls “OpCo” 46% LP 7 Terminals 18.5MMBbls(1) “TopCo” 100% 50% 51% VTTI Energy Partners GP LLC (General Partner) 2% GP 100% IDRs 100% 49% Simplified Transaction Structure

© Copyright 2016 Buckeye Partners, L.P. 5 20 MMBbls < 5 MMBbls VTTI ASSET FOOTPRINT VTTI Locations Amsterdam, Netherlands Rotterdam, Netherlands Antwerp, Belgium Fujairah, UAE Johor, Malaysia Buenos Aires, Argentina Cape Canaveral, Florida Ventspils, Latvia Kaliningrad, Russia Lagos, Nigeria Cape Town, South Africa Vasiliko, Cyprus VTTI provides Buckeye diversification into the eastern and southern hemispheres and creates a comprehensive international marine terminal platform with terminals in key global hubs Terminal Location & Capacity Summary Mombasa, Kenya Region / Location Ownership Interest Gross Capacity (MMBbls) OpCo (VTTI MLP B.V.) Europe / Amsterdam 100% 8.4 Europe / Rotterdam 90% 7.0 Europe / Antwerp 100% 4.2 Middle East / Fujairah 90% 7.6 Asia / Malaysia 100% 5.6 North America / Florida 100% 2.8 OpCo 35.7 TopCo (VTTI) Europe / Latvia 49% 7.5 Europe / Russia 100% 0.3 Europe / Cyprus 100% 3.4 South America / Argentina 100% 1.3 Africa / Kenya 100% 0.7 Africa / Nigeria 50% 0.1 Asia / Malaysia expansion 100% 1.7 Middle East / Fujairah expansion 90% 2.7 Cape Town (in service 2017) 70% 0.8 TopCo 18.5 Total VTTI 54.2

© Copyright 2016 Buckeye Partners, L.P. 6 International Marine Terminal Platform High Growth Business Vitol Partnership Financially Attractive Investment Immediate world-wide presence with sizeable assets in key global hubs (ARA(1), Singapore, Middle East) High quality assets consisting of retrofitted terminals and newly constructed facilities, all designed with a focus on customer optionality Hard to replicate global network with multimodal access (marine, road, pipeline, rail) Talented existing management, commercial, operational and regulatory personnel in place at VTTI offers an effective entry into the international terminalling space Track-record of successful greenfield development and acquisitions across the globe, having developed 34MMBbls(2) of new storage capacity and integrated an additional 17MMBbls of storage capacity through acquisitions across five continents since 2006 A deeper pool of M&A and greenfield development opportunities exists internationally, as emerging economies drive growing international refined products demand Currently evaluating new projects at attractive multiples Vitol drives substantial business through VTTI and, as 50% partner, will continue supporting development of new opportunities and commercial use of the existing asset base(3) A partnership with Vitol, the largest world-wide international trader of petroleum products, provides unique insight and visibility towards current and future product flows and growth opportunities Meaningful, immediate accretion to distributable cash flow Anticipated long-term acquisition multiple below 10x(4) Diversified, stable cash flows underpinned by global refined products flows Average utilization of ~97% over past 4 years No direct commodity price exposure Amsterdam, Rotterdam, and Antwerp. Includes 0.8MMBbls currently under development in Cape Town, South Africa expected to be placed into service first half of 2017. Vitol accounts for ~70% of total current VTTI revenue. Reflects expected EBITDA multiple in 2020. See Non-GAAP Reconciliations at end of presentation. STRATEGIC RATIONALE

RECENT DEVELOPMENTS AND QUARTERLY HIGHLIGHTS 7 All segments contributed to 33% increase in Adjusted EBITDA quarter over prior year quarter Domestic Pipelines & Terminals Continued strength and demand for storage assets as well as improved pipeline transportation, throughput revenues and product recoveries Global Marine Terminals Improved utilization and higher rates; boasting 99% utilization of available storage capacity Successful recontracting of all capacity up for renewal through the end of the third quarter Full quarter contribution from Buckeye Texas Partners’ South Texas assets Merchant Services Strong rack margins along with continued benefit from disciplined business strategy to improve supply management and optimize assets Demonstrated continued success of diversification strategy and quality of Buckeye commercial, technical, and operating teams Buckeye reported last twelve months distribution coverage of 1.16x(1) Quarterly Adjusted EBITDA Growth(2) Last twelve months through September 30, 2016. See Non-GAAP Reconciliations at end of presentation. See Non-GAAP Reconciliations at end of presentation. Distribution Coverage Improvement(2) (1) © Copyright 2016 Buckeye Partners, L.P. $223.5 $212.9 $206.5 $204.2 $244.5 $244.6 $256.6 $271.6 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 1.04x 0.99x 0.96x 1.02x 1.16x 2012 2013 2014 2015 LTM

LOOKING FORWARD 8 Strong balance sheet with sufficient liquidity to fund capital needs without accessing capital markets Expected 2016 growth capital $300-330 million Available liquidity on revolver(1) $1.1 billion Debt to adjusted EBITDA ratio(2) 3.98x No debt maturities in 2016 Buckeye has limited commodity exposure Well positioned compared to peers with gathering and processing or upstream exposure Exposure to commodity prices, primarily related to settlement and butane blending, represents less than five percent of Adjusted EBITDA Domestic system is primarily demand-pull, limiting impact of supply disruptions Consistent and predictable fee-based cash flows across consolidated asset platform Strong demand for storage assets across our system High utilization of available capacity in GMT segment Strong demand for product storage across domestic assets Limited counterparty non-performance risk Stable utilization by generally credit-worthy counterparties Lien rights on storage inventory Credit enhancements, such as letters of credit, collateral, lien rights, and/or prepayments, utilized as necessary Expect to maintain consistent quarterly distribution growth For September 30, 2016. Last twelve months through September 30, 2016. See Non-GAAP Reconciliations at end of presentation. Reflects September 30, 2016 balance on revolving credit facility, which matures in 2020. (3) Expect to maintain quarterly distribution growth of $0.0125 per quarter for 2016 Market-based tariffs represent significant portion of pipeline revenue © Copyright 2016 Buckeye Partners, L.P. - $125M $700M $275M $421M - 100 200 300 400 500 600 700 800 2016 2017 2018 2019 2020 $ iIn Millions Debt Maturities Over Next 5 Years 43% 46% 11% FERC Index Market-Based Other

SYSTEM MAP 9 Geographically Diversified Four Buckeye Hubs Chicago Complex Gulf Coast Caribbean NY Harbor © Copyright 2016 Buckeye Partners, L.P.

(2) TRANSFORMATION SINCE 2010 10 Global Marine Terminals Segment Provides Significant Diversification in Adjusted EBITDA(1) Invested over $7 Billion in Acquisitions and Internal Growth Last twelve months through September 30, 2016. See Non-GAAP Reconciliation at end of presentation. Includes 1% of total Adjusted EBITDA for Natural Gas segment. Illustrates mid-point of projected capital spend. Significant Geographic Diversification From Acquisitions Acquired over 80 million bbls of storage capacity Acquired over 65 domestic and international terminals, including over 25 marine locations, which provide additional optionality Created four hubs through acquisitions and commercial efforts (2) (2) (3) © Copyright 2016 Buckeye Partners, L.P. $0.1 $0.3 $0.3 $0.3 $0.4 $0.5 $0.3 $1.1 $1.9 $0.3 $0.9 $0.9 $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 2010 2011 2012 2013 2014 2015 2016 In billions Internal Growth Acquisitions 76% 76% 75% 70% 60% 56% 23% 23% 23% 30% 37% 41% ? ? 2% 3% 3% 2011 2012 2013 2014 2015 LTM Domestic Pipelines & Terminals Global Marine Terminals Merchant Services Natural Gas $487.9 $559.5 $648.8 $763.6 $868.1 $1,017.4

0% 3% Refined(1) Crude Oil/Condensate Other(2) Diversified portfolio generates stable, fee-based cash flows; 95% of our September 30 YTD Adjusted EBITDA was fee-based DIVERSIFICATION DRIVES STABILITY 11 Buckeye Texas Partners Contribution from the build-out of our Buckeye Texas Partners facility, including splitter and LPG refrigerated storage Other diversification opportunities Exploring opportunities to utilize our footprint to provide producers with logistics solutions for condensates and NGLs Expanding butane blending capabilities Analyzing the potential start-up of asphalt production in the New York Harbor 2010 2016(3) (1) Refined products primarily include gasoline, jet fuel, diesel and heating oil. (2) Other products primarily include fuel oil, butane, propylene, diluent and asphalt. PRODUCT DIVERSIFICATION GROWTH OF TERMINALS REVENUE 2010 2016(3) 2016(3) AS % OF TOTAL P&T/GMT(4) AS % OF DOMESTIC P&T (3) Through September 30, 2016 YTD. (4) Includes domestic and international pipelines and terminals businesses. © Copyright 2016 Buckeye Partners, L.P. 97% 3% 35% 65% Pipelines Terminals 70% 30%

GROWTH CAPITAL PROJECTS 12 GLOBAL MARINE TERMINALS Corpus Christi Remaining construction at Texas Hub completed and placed into service in Q1 2016 Added connections to nearby refineries and fractionators to bring in various feedstocks such as naphtha and LPG in 2016 Additional initiatives include asset optimization and enhanced connectivity New York Harbor Further enhance competitive position by improving the facilities’ interconnectivity, marine handling, blending and pipeline takeaway capabilities along with incremental storage capacity Potential restart of asphalt production at Perth Amboy facility contingent upon execution of long-term tolling agreement DOMESTIC PIPELINES & TERMINALS Projects to address the west to east market shift as refiners look for alternatives to offset competitive pressure from Midwestern supply Michigan/Ohio Expansion – Phases One & Two Cross Town Pipeline project expected to increase pipeline connectivity from Buckeye’s Chicago Complex to multiple terminals in western Chicago as well as increase fungible storage capacity and relieve congestion Expansion of Harristown terminal facility to increase its throughput capacity by adding truck racks and improving pipeline flows Further expand storage, throughput capacity and service capabilities in the Chicago Complex to support growing needs of major Midwestern refinery customers Expect to invest $300-330 million in growth capital Evaluating significant potential strategic capital investment opportunities that are anticipated to generate long-term value for our unitholders © Copyright 2016 Buckeye Partners, L.P.

WEST TO EAST MARKET SHIFT 13 Buckeye expects to benefit from offering advantaged Midwestern refiners further transportation options to eastern markets Michigan/Ohio Expansion – Phase One Facilitate transportation of refined petroleum products from Midwestern refining centers eastward as far as western Pennsylvania Mechanical completion accomplished in Q3 2016; ramping up service and expect the full earnings contribution to be reached early in 2017 Secured 10-yr shipper commitments from major oil companies totaling 50,500 barrels per day Construction includes a new 5-mile pipeline, tank restorations, infrastructure improvements, and pump upgrades Pipeline construction for Michigan/Ohio Expansion Michigan/Ohio Expansion – Phase Two Further expand Buckeye’s capabilities to move refined product barrels from Midwestern refineries to Pittsburgh and further to destinations in Central Pennsylvania to satisfy shipper demand Includes partial reversal of Buckeye’s Laurel Pipeline to move product from Pittsburgh into Central Pennsylvania Expected completion by the end of 2018 Recently announced a successful open season with 10-year shipper commitments © Copyright 2016 Buckeye Partners, L.P.

FINANCIAL OVERVIEW

FINANCIAL PERFORMANCE 15 Adjusted EBITDA (in millions)(1)(2) Cash Distributions per Unit – Declared(2) Cash Distribution Coverage Ratio(1)(2)(3) 2013 and 2014 amounts represent Adjusted EBITDA from continuing operations and exclude the Natural Gas Storage business, which was classified as Discontinued Operations during the fourth quarter of 2013 and divested in the fourth quarter of 2014. 2012 Adjusted EBITDA amount includes the Natural Gas Storage business, which was previously reported as part of our continuing operations. Last twelve months through September 30, 2016. See Non-GAAP Reconciliations at end of presentation. Distributable cash flow divided by cash distributions declared for the respective periods. Debt to Adjusted EBITDA Ratio(2) © Copyright 2016 Buckeye Partners, L.P. $4.150 $4.275 $4.475 $4.675 $4.825 2012 2014 LTM 2013 2015 $559.5 $648.8 $763.6 $868.1 $1,017.4 2014 2013 2012 2015 LTM 1.04x 0.99x 0.96x 1.02x 1.16x 2014 2013 2012 2015 LTM 5.24x 5.09x 4.63x 4.43x 3.98x 2014 2013 2012 2015 LTM

INVESTMENT SUMMARY 16 Buckeye Texas Partners condensate splitters Bahamas Hub tank farm Diverse portfolio of assets built through acquisitions and internal investment that deliver stable financial results despite volatile and depressed commodity price environment Predominantly fee-based cash flows from our transportation, terminal throughput, storage and processing activities Significant geographic and product diversity, including access to international logistics opportunities, broader product service capabilities and significant near-term growth projects Recently announced acquisition of VTTI establishes immediate worldwide presence in one of the largest independent global marine terminal businesses with attractive growth profile Uninterrupted distributions to our unitholders each quarter for the past 30 years Expect to maintain consistent quarterly distribution growth Lower cost of capital realized from elimination of GP IDRs Important differentiation from many MLP peers Strong balance sheet supporting investment grade credit rating Exposure to counterparty non-performance is limited More commercially focused, increased employee empowerment and team work, more accountability and increased incentive pay for success © Copyright 2016 Buckeye Partners, L.P.

NON-GAAP RECONCILIATIONS

Adjusted EBITDA and distributable cash flow are measures not defined by GAAP. Adjusted EBITDA is the primary measure used by our senior management, including our Chief Executive Officer, to: (i) evaluate our consolidated operating performance and the operating performance of our business segments; (ii) allocate resources and capital to business segments; (iii) evaluate the viability of proposed projects; and (iv) determine overall rates of return on alternative investment opportunities. We use distributable cash flow as a performance metric to compare cash generating performance of Buckeye from period to period and to compare the cash generating performance for specific periods to the cash distributions (if any) that are expected to be paid to our unit holders. Distributable cash flow is not intended to be a liquidity measure. Adjusted EBITDA and distributable cash flow eliminate: (i) non-cash expenses, including, but not limited to, depreciation and amortization expense resulting from the significant capital investments we make in our businesses and from intangible assets recognized in business combinations; (ii) charges for obligations expected to be settled with the issuance of equity instruments; and (iii) items that are not indicative of our core operating performance results and business outlook. Buckeye believes that investors benefit from having access to the same financial measures used by senior management and that these measures are useful to investors because they aid in comparing Buckeye’s operating performance with that of other companies with similar operations. The Adjusted EBITDA and distributable cash flow data presented by Buckeye may not be comparable to similarly titled measures at other companies because these items may be defined differently by other companies. This presentation references forward-looking estimates of Adjusted EBITDA investment multiples projected, to be generated by the investment in VTTI. A reconciliation of estimated Adjusted EBITDA to GAAP net income is not provided because GAAP net income generated by the investment for the applicable periods is not accessible. In addition, interest and debt expense is a corporate-level expense that is not allocated among Buckeye’s segments and could not be allocated to the operations of the partnership with VTTI without unreasonable effort. Accordingly, the amount of depreciation and amortization and interest and debt expense that will be included in the additional net income generated as a result of the acquisition of the 50 percent interest in the partnership with Vitol is not accessible or estimable at this time. The amount of such additional resulting depreciation and amortization and applicable interest and debt expense could be significant, such that the amount of additional net income would vary substantially from the amount of projected Adjusted EBITDA. © Copyright 2016 Buckeye Partners, L.P. 18 NON-GAAP FINANCIAL MEASURES

NON-GAAP RECONCILIATIONS In millions, except ratios 19 2013 and 2014 amounts exclude the Natural Gas Storage business, which was classified as Discontinued Operations during the fourth quarter of 2013 and divested in the fourth quarter of 2014. 2012 Adjusted EBITDA amount includes the Natural Gas Storage business, which was previously reported as part of our continuing operations. Adjusted Segment EBITDA reflects adjustments to prior period information to conform to the current business segments as a result of changes to our operating structure in December 2013 and December 2015. Last twelve months through September 30, 2016. Represents cash distributions declared for limited partner units outstanding as of each respective period. Last twelve months amount reflects actual cash distributions paid for Q4 2015 through Q2 2016 and estimated cash distributions for Q3 2016. © Copyright 2016 Buckeye Partners, L.P. 2012 2013 2014 2015 LTM (3) Adjusted EBITDA from continuing operations (1)(2) : Domestic Pipelines & Terminals $422.7 $486.5 $532.1 $522.2 $569.4 Global Marine Terminals 128.6 149.7 239.6 323.9 415.8 Merchant Services 1.1 12.6 (8.1) 22.0 32.2 Natural Gas Storage 7.1 - - - Adjusted EBITDA from continuing operations $559.5 $648.8 $763.6 $868.2 $1,017.4 Reconciliation of Income from continuing operations to Adjusted EBITDA and Distributable Cash Flow (1) : Income from continuing operations $230.5 $351.6 $334.5 $438.4 $574.8 Less: Net income attributable to non-controlling interests (4.1) (4.2) (1.9) (0.3) (12.9) Income from continuing operations attributable to Buckeye Partners, L.P. 226.4 347.4 332.6 438.1 561.9 Add: Interest and debt expense 115.0 130.9 171.2 171.3 188.3 Income tax expense (benefit) (0.7) 1.1 0.5 0.9 1.1 Depreciation and amortization 146.4 147.6 196.4 221.3 245.3 Deferred lease expense 3.9 - - - - Non-cash unit-based compensation expense 19.5 21.0 21.0 29.3 34.5 Asset impairment expense 60.0 - - - - Acquisition and transition expense - 11.8 13.0 3.1 0.7 Litigation contingency reserve - - 40.0 15.2 - Less: Amortization of unfavorable storage contracts (11.0) (11.0) (11.1) (11.1) (8.7) Gains on property damage recoveries - - - - (5.7) Adjusted EBITDA from continuing operations $559.5 $648.8 $763.6 $868.1 $1,017.4 Less: Interest and debt expense, excluding amortization of deferred financing costs, debt discounts and other (111.5) (122.4) (156.7) (154.5) (171.5) Income tax expense, excluding non-cash taxes (1.1) (0.7) (0.7) (1.6) (1.7) Maintenance capital expenditures (54.4) (71.5) (79.4) (99.6) (112.0) Distributable cash flow from continuing operations $392.5 $454.2 $526.8 $612.4 $732.2 Distributions for coverage ratio (4) $376.2 $456.5 $549.5 $603.2 $633.5 Coverage Ratio 1.04x 0.99x 0.96x 1.02x 1.16x Reconciliation of Debt to Adjusted EBITDA Ratio: Line of credit $206.2 $226.0 $166.0 $111.5 $218.3 Long-term debt 2,727.1 3,075.2 3,368.6 3,732.8 3,826.9 Total debt $2,933.3 $3,301.2 $3,534.6 $3,844.3 $4,045.2 Adjusted EBITDA from continuing operations $559.5 $648.8 $763.6 $868.1 $1,017.4 Debt to Adjusted EBITDA Ratio 5.24x 5.09x 4.63x 4.43x 3.98x